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                                                         Exhibit No. 10(i)(a)(i)


CAUTION: THIS FORM IS ONLY FOR USE BY RESIDENTS OF CO, GA, IL, LA, AND NY. RESIDENTS OF AK, DC, HI, ID, MT, NE, NM, ND, RI, SD, TN, UT, VT, WA, AND WY ARE NOT PERMITTED TO PURCHASE SHARES IN THIS OFFERING. RESIDENTS OF ALL OTHER STATES MUST USE A DIFFERENT FORM.



                                 INSTRUCTIONS TO
                     GENERAL INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.


     Persons interested in purchasing shares of Common Stock, $.01 par value per share, ("Shares") of FanZ Enterprises, Inc. (the "Company") must:

     1. FULLY complete and sign the attached Subscription Agreement (the "Agreement");

               PLEASE COMPETE THE ENTIRE FORM. INCOMPLETE FORMS WILL BE RETURNED TO YOU.

     2. Include a check made payable to "FIRSTAR BANK, N.A., ESCROW ACCOUNT FOR FANZ ENTERPRISES, INC." (Please note the minimum amount of $250.00.)

     3.   Send the completed and signed AGREEMENT AND CHECK to:

                                  FanZ Enterprises, Inc.
                                  5419 Cayman Drive
                                  Carmel, IN  46033

     If and when accepted by the Company, the Agreement shall constitute a subscription for Shares of the Company. THE MINIMUM INVESTMENT IS $250.00 (25 SHARES).

     The Company reserves the right to reject in its entirety any subscription that is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the Company will return to you the Agreement, your payment (or a pro rata portion of your payment, if subscription is rejected only in part), with interest if your check or funds are deposited in the escrow account.

     A copy of the accepted Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.


                                  PLEASE COMPLETE AND RETURN THE
                                  ATTACHED PAGES WITH YOUR CHECK


NOTE: Before completing the attached subscription agreement, you should carefully and completely read the Company's Prospectus. In making your investment decision, you should rely only on the information in the Company's Prospectus and not on any other information.

                     GENERAL INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.


I/we hereby irrevocably tender this Agreement for the purchase of _________ Shares (25 SHARES MINIMUM) at $10.00 per Share. With this Agreement, I/we tender payment in the amount of $_______ ($10.00 per Share; $250.00 MINIMUM INVESTMENT) for the Shares subscribed.

In connection with this investment in the Company, I/we represent and warrant as follows (MUST INITIAL ALL CATEGORIES):

____ (A) I am/we are purchasing the shares for my/our own account.

____ (B) I/we have received a copy of the Company's Prospectus, dated
_______________, 2001.

____ (C) I/we understand that the shares being purchased are not liquid.

____ (D) I am/we are bona fide resident(s) of                                 ,
                                              --------------------------------
                                                        (State)
---------------------------------.
         (Country)


Form/Type of Ownership for Shares Being Purchased ( MUST check one):

___ Individual
___ Existing Partnership
___ Corporation
___ Minor with adult custodian
    under the Uniform Gift
    To Minors Act
___ Tenants-in-Common
___ Joint Tenants
___ Trust



For the person(s) who will be registered shareholder(s) (MUST FULLY COMPLETE):

Name of shareholder as you would like it to appear on stock certificate:

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
Name(s):                                                                                Telephone:
        ----------------------------------                                                        ---------------------

Street Address:                                                                         Social Security or
               ---------------------------                                              Taxpayer ID No.:
                                                                                                        --------------

City:                                      State:  ____  Zip:                           Date of Birth:
     -----------------------------------                     ----------------                         --------------------------

Signature:                                                                              Date:
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
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ACCEPTED BY:  FANZ ENTERPRISES, INC.

By:                                                  Title:                              Date:
    ----------------------------------------                ------------------------          --------------------

Method of Payment:                                       Item No.
                  --------------------------                      -------------------------
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